Exhibit 99.1

PRESS RELEASE For Immediate Release

Monolithic Power Systems, Inc.

79 Great Oaks Boulevard

San Jose, CA 95119 USA

T: 408-826-0600, F: 408-826-0601

www.monolithicpower.com

Monolithic Power Systems Announces Results

for the Second Quarter Ended June 30, 2017

SAN JOSE, California, July 26, 2017--Monolithic Power Systems, Inc. (MPS) (Nasdaq: MPWR), a leading company in high performance analog solutions, today announced financial results for the quarter ended June 30, 2017.

●	Revenue was $112.2 million, an 11.8% increase from $100.4 million for the quarter ended March 31, 2017 and a 19.3% increase from $94.1 million for the quarter ended June 30, 2016.
●	GAAP gross margin was 54.7%, compared with 54.1% for the quarter ended June 30, 2016.
●

Non-GAAP gross margin(1) was 55.6%, excluding the impact of $0.5 million for stock-based compensation expense and $0.5 million for the amortization of acquisition-related intangible assets, compared with 55.1% for the quarter ended June 30, 2016, excluding the impact of $0.4 million for stock-based compensation expense and $0.5 million for the amortization of acquisition-related intangible assets.

●	GAAP operating expenses were $46.5 million, compared with $39.4 million for the quarter ended June 30, 2016.
●

Non-GAAP(1) operating expenses were $31.2 million, excluding $14.7 million for stock-based compensation expense and $0.6 million for deferred compensation plan expense, compared with $27.7 million, excluding $11.4 million for stock-based compensation expense and $0.3 million for deferred compensation plan expense, for the quarter ended June 30, 2016.

●	GAAP operating income was $15.0 million, compared with $11.5 million for the quarter ended June 30, 2016.
●

Non-GAAP(1) operating income was $31.2 million, excluding $15.1 million for stock-based compensation expense, $0.5 million for the amortization of acquisition-related intangible assets and $0.6 million for deferred compensation plan expense, compared with $24.1 million, excluding $11.8 million for stock-based compensation expense, $0.5 million for the amortization of acquisition-related intangible assets and $0.3 million for deferred compensation plan expense, for the quarter ended June 30, 2016.

●	GAAP interest and other income, net was $1.2 million, compared with $0.6 million for the quarter ended June 30, 2016.
●

Non-GAAP(1) interest and other income, net was $0.7 million, excluding $0.5 million for deferred compensation plan income, compared with $0.3 million, excluding $0.3 million for deferred compensation plan income, for the quarter ended June 30, 2016.

●

GAAP net income was $15.0 million and GAAP earnings per share were $0.35 per diluted share. Comparatively, GAAP net income was $11.2 million and GAAP earnings per share were $0.27 per diluted share for the quarter ended June 30, 2016.

●

Non-GAAP(1) net income was $29.5 million and non-GAAP earnings per share were $0.68 per diluted share, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, net deferred compensation plan expense and related tax effects, compared with non-GAAP net income of $22.6 million and non-GAAP earnings per share of $0.54 per diluted share, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, net deferred compensation plan income and related tax effects, for the quarter ended June 30, 2016.

The results for the six months ended June 30, 2017 are as follows:

●	Revenue was $212.6 million, a 19.0% increase from $178.6 million for the six months ended June 30, 2016.
●	GAAP gross margin was 54.7%, compared with 54.0% for the six months ended June 30, 2016.
●

Non-GAAP gross margin(1) was 55.6%, excluding the impact of $0.8 million for stock-based compensation expense and $1.0 million for the amortization of acquisition-related intangible assets, compared with 55.0% for the six months ended June 30, 2016, excluding the impact of $0.8 million for stock-based compensation expense and $1.0 million for the amortization of acquisition-related intangible assets.

●	GAAP operating expenses were $87.7 million, compared with $74.5 million for the six months ended June 30, 2016.
●

Non-GAAP(1) operating expenses were $60.3 million, excluding $26.0 million for stock-based compensation expense and $1.4 million for deferred compensation plan expense, compared with $54.2 million, excluding $19.9 million for stock-based compensation expense and $0.4 million for deferred compensation plan expense, for the six months ended June 30, 2016.

●	GAAP operating income was $28.5 million, compared with $21.9 million for the six months ended June 30, 2016.
●

Non-GAAP(1) operating income was $57.8 million, excluding $26.8 million for stock-based compensation expense, $1.0 million for the amortization of acquisition-related intangible assets and $1.4 million for deferred compensation plan expense, compared with $44.1 million, excluding $20.8 million for stock-based compensation expense, $1.0 million for the amortization of acquisition-related intangible assets and $0.4 million for deferred compensation plan expense, for the six months ended June 30, 2016.

●	GAAP interest and other income, net was $2.6 million, compared with $1.1 million for the six months ended June 30, 2016.
●

Non-GAAP(1) interest and other income, net was $1.4 million, excluding $1.3 million for deferred compensation plan income, compared with $0.5 million, excluding $0.6 million for deferred compensation plan income, for the six months ended June 30, 2016.

●

GAAP net income was $29.5 million and GAAP earnings per share were $0.68 per diluted share. Comparatively, GAAP net income was $21.8 million and GAAP earnings per share were $0.52 per diluted share for the six months ended June 30, 2016.

●

Non-GAAP(1) net income was $54.7 million and non-GAAP earnings per share were $1.26 per diluted share, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, net deferred compensation plan expense and related tax effects, compared with non-GAAP net income of $41.3 million and non-GAAP earnings per share of $0.99 per diluted share, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, net deferred compensation plan income and related tax effects, for the six months ended June 30, 2016.

The following is a summary of revenue by end market for the periods indicated, estimated based on MPS’s assessment of available end market data (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
End Market	2017	2016	2017	2016
Consumer	$43,917	$38,311	$79,528	$72,116
Computing and storage	24,466	18,301	45,083	33,694
Industrial	15,034	14,598	30,388	26,024
Automotive	12,854	8,254	25,185	15,266
Communications	15,927	14,615	32,376	31,491
Total	$112,198	$94,079	$212,560	$178,591

The following is a summary of revenue by product family for the periods indicated (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
Product Family	2017	2016	2017	2016
DC to DC	$102,187	$84,221	$193,611	$161,339
Lighting Control	10,011	9,858	18,949	17,252
Total	$112,198	$94,079	$212,560	$178,591

"As we continue to execute against our long-term business strategy, we believe the success of our new product development will further propel MPS's future growth," said Michael Hsing, CEO and founder of MPS.

Business Outlook

The following are MPS’ financial targets for the third quarter ending September 30, 2017:

●	Revenue in the range of $124.0 million to $128.0 million.

●

GAAP gross margin between 54.4% and 55.4%. Non-GAAP(1) gross margin between 55.2% and 56.2%, which excludes an estimated impact of stock-based compensation expenses of 0.4% and amortization of acquisition-related intangible assets of 0.4%.

●

GAAP research and development (“R&D”) and selling, general and administrative (“SG&A”) expenses between $43.8 million and $47.8 million. Non-GAAP(1) R&D and SG&A expenses between $31.2 million and $33.2 million, which excludes an estimate of stock-based compensation expenses in the range of $12.6 million to $14.6 million.

●	Total stock-based compensation expense of $13.0 million to $15.0 million.

●	Litigation expenses of $250,000 to $350,000.

●	Interest and other income, net, of $650,000 to $750,000 before foreign exchange gains or losses.

●	Fully diluted shares outstanding between 43.0 million and 44.0 million before shares buybacks.

(1) Non-GAAP net income, non-GAAP earnings per share, non-GAAP gross margin, non-GAAP R&D and SG&A expenses, non-GAAP operating expenses, non-GAAP interest and other income, net and non-GAAP operating income differ from net income, earnings per share, gross margin, R&D and SG&A expenses, operating expenses, interest and other income, net and operating income determined in accordance with Generally Accepted Accounting Principles in the United States (GAAP). Non-GAAP net income and non-GAAP earnings per share exclude the effect of stock-based compensation expense, amortization of acquisition-related intangible assets, deferred compensation plan income/expense and related tax effects. Non-GAAP gross margin excludes the effect of stock-based compensation expense and amortization of acquisition-related intangible assets. Non-GAAP operating expenses exclude the effect of stock-based compensation expense and deferred compensation plan income/expense. Non-GAAP interest and other income, net excludes the effect of deferred compensation plan income/expense. Non-GAAP operating income excludes the effect of stock-based compensation expense, amortization of acquisition-related intangible assets and deferred compensation plan income/expense. Projected non-GAAP gross margin excludes the effect of stock-based compensation expense and amortization of acquisition-related intangible assets. Projected non-GAAP R&D and SG&A expenses exclude the effect of stock-based compensation expense. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors' understanding of MPS’ core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS.

Conference Call

MPS plans to conduct an investor teleconference covering its quarter ended June 30, 2017 results at 2:00 p.m. PT / 5:00 p.m. ET, July 26, 2017. To access the conference call and the following replay of the conference call, go to http://ir.monolithicpower.com and click on the webcast link. From this site, you can listen to the teleconference, assuming that your computer system is configured properly. In addition to the webcast replay, which will be archived for all investors for one year on the MPS website, a phone replay will be available for seven days after the live call at (404) 537-3406, code number 53640273. This press release and any other information related to the call will also be posted on the website.

Safe Harbor Statement

This press release contains, and statements that will be made during the accompanying teleconference will contain, forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including, among other things, (i) projected revenues, GAAP and non-GAAP gross margin, GAAP and non-GAAP R&D and SG&A expenses, stock-based compensation expenses, amortization of acquisition-related intangible assets, litigation expenses, interest and other income and diluted shares outstanding for the quarter ending September 30, 2017, (ii) our outlook for the long-term prospects of the company, including our performance against our business plan, revenue growth in certain of our market segments, our continued investment into R&D, expected revenue growth, customers’ acceptance of our new product offerings, the prospects of our new product development, and our expectations regarding market and industry segment trends and prospects, (iii) our ability to penetrate new markets and expand our market share, (iv) the seasonality of our business, (v) our ability to reduce our expenses, and (vi) statements of the assumptions underlying or relating to any statement described in (i), (ii), (iii), (iv), or (v). These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, our ability to attract new customers and retain existing customers; acceptance of, or demand for, MPS’ products, in particular the new products launched recently, being different than expected; our ability to efficiently and effectively develop new products and receive a return on our R&D expense investment; competition generally and the increasingly competitive nature of our industry; any market disruptions or interruptions in MPS’ schedule of new product development releases; adverse changes in production and testing efficiency of our products; our ability to realize the anticipated benefits of companies and products that we acquire, and our ability to effectively and efficiently integrate these acquired companies and products into our operations; our ability to manage our inventory levels; adverse changes in government regulations in foreign countries where MPS has offices or operations; the effect of catastrophic events; adequate supply of our products from our third-party manufacturing partners; the risks, uncertainties and costs of litigation in which we are involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on MPS’ financial performance if its tax and litigation provisions are inadequate; adverse changes or developments in the semiconductor industry generally, which is cyclical in nature; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies; the ongoing consolidation of companies in the semiconductor industry; and other important risk factors identified in MPS’ Securities and Exchange Commission (SEC) filings, including, but not limited to, our annual report on Form 10-K filed with the SEC on March 1, 2017 and our quarterly report on Form 10-Q filed with the SEC on May 5, 2017.

The forward-looking statements in this press release and statements made during the accompanying teleconference represent MPS’ projections and current expectations, as of the date hereof, not predictions of actual performance. MPS assumes no obligation to update the information in this press release or in the accompanying conference call.

About Monolithic Power Systems

Monolithic Power Systems, Inc. (MPS) provides small, highly energy efficient, easy-to-use power solutions for systems found in industrial applications, telecom infrastructures, cloud computing, automotive, and consumer applications. MPS' mission is to reduce total energy consumption in its customers' systems with green, practical, compact solutions. The company was founded by Michael Hsing in 1997 and is headquartered in San Jose, CA. MPS can be contacted through its website at www.monolithicpower.com or its support offices around the world.

###

Monolithic Power Systems, MPS, and the MPS logo are registered trademarks of Monolithic Power Systems, Inc. in the U.S. and trademarked in certain other countries.

Contact:

Bernie Blegen

Chief Financial Officer

Monolithic Power Systems, Inc.

408-826-0777

investors@monolithicpower.com

Monolithic Power Systems, Inc.

Condensed Consolidated Balance Sheets

(Unaudited, in thousands, except par value)

	June 30,	December 31,
	2017	2016
ASSETS
Current assets:
Cash and cash equivalents	$71,110	$112,703
Short-term investments	206,561	155,521
Accounts receivable, net	41,982	34,248
Inventories	92,666	71,469
Other current assets	14,894	9,043
Total current assets	427,213	382,984
Property and equipment, net	100,562	85,171
Long-term investments	5,348	5,354
Goodwill	6,571	6,571
Acquisition-related intangible assets, net	1,977	3,002
Deferred tax assets, net	650	633
Other long-term assets	25,725	27,411
Total assets	$568,046	$511,126

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$25,232	$17,427
Accrued compensation and related benefits	14,561	12,578
Accrued liabilities	22,993	22,916
Total current liabilities	62,786	52,921
Income tax liabilities	4,303	3,870
Other long-term liabilities	27,164	23,219
Total liabilities	94,253	80,010
Commitments and contingencies
Stockholders' equity:
Common stock and additional paid-in capital, $0.001 par value; shares authorized: 150,000; shares issued and outstanding: 41,366 and 40,793 as of June 30, 2017 and December 31, 2016, respectively	349,447	315,969
Retained earnings	125,726	119,362
Accumulated other comprehensive loss	(1,380)	(4,215)
Total stockholders’ equity	473,793	431,116
Total liabilities and stockholders’ equity	$568,046	$511,126

Monolithic Power Systems, Inc.

Condensed Consolidated Statements of Operations

(Unaudited, in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Revenue	$112,198	$94,079	$212,560	$178,591
Cost of revenue	50,773	43,153	96,293	82,155
Gross profit	61,425	50,926	116,267	96,436
Operating expenses:
Research and development	20,292	17,876	39,186	35,197
Selling, general and administrative	25,873	21,531	47,965	39,299
Litigation expense (benefit)	290	(8)	576	37
Total operating expenses	46,455	39,399	87,727	74,533
Income from operations	14,970	11,527	28,540	21,903
Interest and other income, net	1,237	597	2,618	1,140
Income before income taxes	16,207	12,124	31,158	23,043
Income tax provision	1,193	926	1,668	1,270
Net income	$15,014	$11,198	$29,490	$21,773

Net income per share:
Basic	$0.36	$0.28	$0.72	$0.54
Diluted	$0.35	$0.27	$0.68	$0.52
Weighted-average shares outstanding:
Basic	41,323	40,387	41,185	40,208
Diluted	43,397	41,716	43,332	41,681

Cash dividends declared per common share	$0.20	$0.20	$0.40	$0.40

SUPPLEMENTAL FINANCIAL INFORMATION
STOCK-BASED COMPENSATION EXPENSE
(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Cost of revenue	$452	$380	$810	$814
Research and development	3,961	3,318	7,459	7,016
Selling, general and administrative	10,714	8,049	18,520	12,896
Total stock-based compensation expense	$15,127	$11,747	$26,789	$20,726

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME
(Unaudited, in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Net income	$15,014	$11,198	$29,490	$21,773
Net income as a percentage of revenue	13.4%	11.9%	13.9%	12.2%

Adjustments to reconcile net income to non-GAAP net income:
Stock-based compensation expense	15,127	11,747	26,789	20,726
Amortization of acquisition-related intangible assets	513	513	1,026	1,026
Deferred compensation plan expense (income)	70	(3)	141	(147)
Tax effect	(1,201)	(903)	(2,766)	(2,079)
Non-GAAP net income	$29,523	$22,552	$54,680	$41,299
Non-GAAP net income as a percentage of revenue	26.3%	24.0%	25.7%	23.1%

Non-GAAP net income per share:
Basic	$0.71	$0.56	$1.33	$1.03
Diluted	$0.68	$0.54	$1.26	$0.99

Shares used in the calculation of non-GAAP net income per share:
Basic	41,323	40,387	41,185	40,208
Diluted	43,397	41,716	43,332	41,681

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Gross profit	$61,425	$50,926	$116,267	$96,436
Gross margin	54.7%	54.1%	54.7%	54.0%

Adjustments to reconcile gross profit to non-GAAP gross profit:
Stock-based compensation expense	452	380	810	814
Amortization of acquisition-related intangible assets	513	513	1,026	1,026
Non-GAAP gross profit	$62,390	$51,819	$118,103	$98,276
Non-GAAP gross margin	55.6%	55.1%	55.6%	55.0%

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES
(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Total operating expenses	$46,455	$39,399	$87,727	$74,533

Adjustments to reconcile total operating expenses to non-GAAP total operating expenses:
Stock-based compensation expense	(14,675)	(11,367)	(25,979)	(19,912)
Deferred compensation plan expense	(603)	(304)	(1,407)	(461)
Non-GAAP operating expenses	$31,177	$27,728	$60,341	$54,160

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME
(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Total operating income	$14,970	$11,527	$28,540	$21,903
Operating income as a percentage of revenue	13.3%	12.3%	13.4%	12.3%

Adjustments to reconcile total operating income to non-GAAP total operating income:
Stock-based compensation expense	15,127	11,747	26,789	20,726
Amortization of acquisition-related intangible assets	513	513	1,026	1,026
Deferred compensation plan expense	603	304	1,407	461
Non-GAAP operating income	$31,213	$24,091	$57,762	$44,116
Non-GAAP operating income as a percentage of revenue	27.8%	25.6%	27.2%	24.7%

RECONCILIATION OF INTEREST AND OTHER INCOME, NET, TO NON-GAAP INTEREST AND OTHER INCOME, NET
(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Total interest and other income, net	$1,237	$597	$2,618	$1,140

Adjustments to reconcile interest and other income to non-GAAP interest and other income:
Deferred compensation plan income	(533)	(307)	(1,266)	(608)
Non-GAAP interest and other income, net	$704	$290	$1,352	$532

2017 THIRD QUARTER OUTLOOK
RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited)

	Three Months Ending
	September 30, 2017
	Low	High
Gross margin	54.4%	55.4%
Adjustments to reconcile gross margin to non-GAAP gross margin:
Stock-based compensation expense	0.4%	0.4%
Amortization of acquisition-related intangible assets	0.4%	0.4%
Non-GAAP gross margin	55.2%	56.2%

RECONCILIATION OF R&D AND SG&A EXPENSES TO NON-GAAP R&D AND SG&A EXPENSES
(Unaudited, in thousands)

	Three Months Ending
	September 30, 2017
	Low	High
R&D and SG&A expense	$43,800	$47,800
Adjustments to reconcile R&D and SG&A expense to non-GAAP R&D and SG&A expense:
Stock-based compensation expense	(12,600)	(14,600)
Non-GAAP R&D and SG&A expense	$31,200	$33,200